Exhibit 10.57
CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00005)
(Contractor Change Number: SC00003)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: 3% PRODUCTION CAPACITY INCREASE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
[***]
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ (3,011,927)
3)    The Contract Price prior to this Change Order was    $8,655,268,073
4)    The Aggregate Equipment Price will be increased by this Change Order in the amount of .......................................................................................................................... $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of .......................................................................................................................... $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of ....................................................................................... $    49,984,546
7)    The new Contract Price including this Change Order will be    $8,705,252,619

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00005_SC00003 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

1

Exhibit 10.57
Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00005_SC00003 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria:

[***]

Impact on Performance Guarantees:

[***]

Impact on Basis of Design:

As Described Above.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for the EPC of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00003)
(Contractor Change Number: SC00005)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: REVERT REFRIGERATION COMPRESSORS TO TABLE TOPS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor to revert refrigeration compressor design which included refrigeration compressors on tabletops with shelters and bridge cranes. Nozzles will revert to bottom entry from top entry.

The current basis of the refrigeration compressors at grade and without shelters or bridge cranes is per contract alternative A10 for which Owner received a $[***] per train price reduction.

ITB change C68 which introduced a pipe rack on one side of the compressors instead of on each side is unaffected by this change.

Attachments to support this Change Order Form:

    Attachment 1, Schedule A-1, Exhibit A-6.3 Redline
    Attachment 2, Alternative C68
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 46,972,619
3)    The Contract Price prior to this Change Order was    $8,705,252,619
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of .......................................................................................................$    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of .......................................................................................................$    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of .........................................................................$    75,459,907
7)    The new Contract Price including this Change Order will be    $8,780,712,526

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the
Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

1

Exhibit 10.57

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00003_SC00005 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00003_SC00005 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~  shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00012) (Contractor Change Number: SC00008)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: ADDITIONAL CAMERAS & CRASH BARRIERS REQUIRED BY FERC
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

As part of the FERC Order dated November 22, 2019, FERC conditioned the authorization with certain recommendations written in the final environmental impact statement (FEIS). Condition 97 requires a camera to be provided at the top of each LNG Storage Tank. Contractor’s scope did not include cameras at the top of each LNG Storage Tank. Owner letter to Contractor, RG-NTD-000-PM-LET-00053, (see Open Items – Regulatory Commitments Table, reference to FEIS page # 4-319) and Contractor letter to Owner, 26251-100-T20-GAM-00022, agreed to prepare a change impact assessment in support of a change order for the addition of such cameras. Contractor shall provide all Work necessary to add two security cameras—one at the top of each LNG Storage Tank. Each camera to be mounted on tank platform top on the south side with 360 degree viewing capability of the tank top as well as the jetty loading berths.

In that same FERC Order, Condition 95 requires each Site entrance have crash rated vehicle barriers. Contractor’s scope did not include crash barriers at each Site entrance. It instead included standard gate arms and fence gates. Owner letter to Contractor, RG-NTD-000-PM-LET-00053, (see Open Items – Regulatory Commitments Table, reference to DEIS page # 4-353) and Contractor letter to Owner, 26251-100-T20-GAM-00022, agreed to prepare a change impact assessment in support of a change order for the addition of such crash rated vehicle barriers. Contractor shall provide all Work necessary to add to the Project two vehicle crash barriers—one for the entrance lane and one for the exit lane—at both entrances per RGLNG drawing numbers RG-BL-000-CSA-DWG-00759, Rev. 001 and RG- BL-000-CSA-DWG-00679, Rev. 001 provided in Attachment 3. The two entrances comprise the main entrance next to the Security Building and the west side entrance where the heavy haul road crosses over the levee.

In addition to procurement and installation, all engineering and design specifications and drawings, including the Telecoms and Civil Drawings, shall be updated to reflect addition of cameras and crash barriers.

Attachments to support proposed change:

    Attachment 1, Owner Letter RG-NTD-000-PM-LET-00053
    Attachment 2, Contractor Letter 26251-100-T20-GAM-00022
    Attachment 3, RGLNG drawings RG-BL-000-CSA-DWG-00759, Rev. 001 and RG-BL-000-CSA- DWG-00679, Rev. 001
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1) ..............................$ 122,432,526
3)    The Contract Price prior to this Change Order was    $8,780,712,526
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of .......................................................................................................$    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order

3

Exhibit 10.57
in the amount of .......................................................................................................$    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of .........................................................................$    2,439,773
7)    The new Contract Price including this Change Order will be    $8,783,152,299

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00012_SC00008 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00012_SC00008 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor ATOwner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~  shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’

7

Exhibit 10.57
duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00017)
(Contractor Change Number: SC00013)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: APCI WHITE PAPER CHANGES – PARALLEL COMPRESSOR GUIDELINES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Contractor shall perform all Work required to implement the APCI recommendations in report. [***]

Attachments to support this Change Order:

    Attachment 1, APCI White Paper, [***]
    Attachment 2, Marked-Up P&IDs (the following Train 1 P&IDs are indicative of Train 2 as well):
1.    RG-BL-114-PRO-PID-00010 (26251-100-M6-1T14-00010), Rev. 00A
2.    RG-BL-114-PRO-PID-00015 (26251-100-M6-1T14-00015), Rev. 00A
3.    RG-BL-114-PRO-PID-00019 (26251-100-M6-1T14-00019), Rev. 00A
4.    RG-BL-114-PRO-PID-00020 (26251-100-M6-1T14-00020), Rev. 00A
5.    RG-BL-114-PRO-PID-00021 (26251-100-M6-1T14-00021), Rev. 00A
6.    RG-BL-114-PRO-PID-00022 (26251-100-M6-1T14-00022), Rev. 00A
7.    RG-BL-114-PRO-PID-00026 (26251-100-M6-1T14-00026), Rev. 00A
8.    RG-BL-114-PRO-PID-00029 (26251-100-M6-1T14-00029), Rev. 00A
9.    RG-BL-114-PRO-PID-00036 (26251-100-M6-1T14-00036), Rev. 00A
10.    RG-BL-114-PRO-PID-00041 (26251-100-M6-1T14-00041), Rev. 00A
11.    RG-BL-114-PRO-PID-00042 (26251-100-M6-1T14-00042), Rev. 00A
12.    RG-BL-114-PRO-PID-00043 (26251-100-M6-1T14-00043), Rev. 00A
13.    RG-BL-114-PRO-PID-00044 (26251-100-M6-1T14-00044), Rev. 00A
14.    RG-BL-114-PRO-PID-00045 (26251-100-M6-1T14-00045), Rev. 00A

    Attachment 3, APCI White Paper Clarification Email (dated 19 Jan 2023)

9

Exhibit 10.57

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1) ..............................$ 124,872,299
3)    The Contract Price prior to this Change Order was    $8,783,152,299
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $ 11,631,512
6)    The new Contract Price including this Change Order will be    $8,794,783,811

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00017_SC00013 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00017_SC00013 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~

2

Exhibit 10.57
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00013)
(Contractor Change Number: SC00015)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: AEP IMPACT TO SITE PLAN (FOOTPRINT)
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Revise Scope of Work to reflect the following changes to the AEP Pompano switchyard:

1.    AEP informed Owner and Contractor that they require a larger area to install their switchyard which results in the rework of the overall site plan, plot plans, and relocation of the water and sewer tie-in connections which increases length of water and sewage piping.
2.    Remove the permanent fence around the AEP switchyard facility from Contractor Scope of Work Attachments to support this change:
    Attachment 1, Owner Letter Number RG-NTD-000-PM-LET-00028 (Contractor reference 26251-100-L20- GAM-00022), which outlines the increase in area for the AEP Pompano Switchyard
    Attachment 2, Schedule A-1, Scope of Work, Section 15.15 Redline
    Attachment 3. Schedule A-1, Scope of Work, Section 17.0 Redline
    Attachment 4, Schedule A-1, Scope of Work, Section 22.4 Redline
    Attachment 5, Certified Survey (2.410 Acre Tract); October 18th, 2022
    Attachment 6, Certified Survey (3.919 Acre Tract); October 18th, 2022
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 136,503,811
3)    The Contract Price prior to this Change Order was    $8,794,783,811
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    0
6)    The total Aggregate Equipment, Labor and Skills Price will increase
by this Change Order in the amount of .........................................................................$    0
7)    The new Contract Price including this Change Order will be    $8,794,783,811

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

1

Exhibit 10.57
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00013_SC00015 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00013_SC00015 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00002) (Contractor Change Number: SC00016)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023
TITLE: NITROGEN PACKAGE SCOPE FROM NEXTDECADE TO BECHTEL
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

All work related to the Facility’s nitrogen system, including the engineering, design, procurement, installation, commissioning, and start-up of the nitrogen system described and referenced herein (the “Nitrogen System”), which includes the liquid nitrogen storage unit. For the avoidance of doubt, the Nitrogen System is part of the Common Systems of the Facility serving Train 1, Train 2, and Train 3.

[***]

See the following Attachments for additional details:
    Attachment 1 – Schedule A-1, Scope of Work, Section 6.0 Markup
    Attachment 2 – Schedule A-1, Scope of Work, Section 14.3 Markup
    Attachment 3 – Schedule A-1, Scope of Work, Section 14.4 Markup
    Attachment 4 – Schedule A-1, Scope of Work, Section 22.6 Markup
    Attachment 5 – Schedule A-2, Basis of Design, Section 5.3 Markup
    Attachment 6 – Schedule A-2, Basis of Design, Section 5.4 Markup
    Attachment 7 – Schedule A-2, Basis of Design, Section 5.5 Markup
    Attachment 8 – Schedule A-2, Basis of Design, Section 7.7.3, Table 9 Markup
    Attachment 9 – Schedule A-2, Basis of Design, Section 9.8 Markup
    Attachment 10 – Attachment V, Owner Furnished Items, Nos. 15 and 16 Markup
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 136,503,811
3)    The Contract Price prior to this Change Order was    $8,794,783,811
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $ 15,918,658
7)    The new Contract Price including this Change Order will be    $8,810,702,469

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

1

Exhibit 10.57
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00002_SC00016 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00002_SC00016 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design:
Yes, see Attachments 5, 6, 7, 8, and 9 to this Change Order EC00002_SC00016. Additionally, Utility Design Basis, Unit 67 – Nitrogen (Owner document number RG-BL-067-PRO-DES-00001 and Contractor document number 26251-100-3DR-V04-67001) to be updated accordingly.

Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement:
Refer to Attachment 9, Owner Furnished Items Nos. 15 and 16

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

2

Exhibit 10.57

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00020) (Contractor Change Number: SC00019)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: TRANSFER SCOPE – EXISTING NAV-AID DEMO FROM BECHTEL TO DREDGER
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

The demolition and extraction of pile foundations of the federal aids to navigation specified as “Existing E Rear Range Light Structure” located at the turning basin dredge area will be removed from Contractor’s scope. These form the existing timber-piled structure which supports the existing range light at the channel that needs to be removed to make way for dredging activities and future turning basin for LNG ships.

Attachments to support this change:
    Attachment 1, Schedule A-1, Scope of Work, Section 15.10.2 Redline
    Attachment 2, Aids to Navigation Plan, 195910-000-MFNL-DR-1020

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 152,422,469
3)    The Contract Price prior to this Change Order was    $8,810,702,469
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $[***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $(123,000)
7)    The new Contract Price including this Change Order will be    $8,810,579,469

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

1

Exhibit 10.57
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00020_SC00019 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00020_SC00019 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00014)
(Contractor Change Number: SC00020)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: CHANGE FENCES VISIBLE FROM HWY 48 TO GREEN
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

EPC Agreement Attachment A - Schedule A-2 (EPC Basis of Design) – Section 16.3 shall be modified to add the following paragraph:

To minimize visual impact of fencing visible from Highway 48; Contractor shall utilize green fencing on specific sections of the chain link and wire mesh security fencing outlined in the attached mark-up of drawing number RG-BL-000-CSA-DWG-00738, Rev. 00. PVC/Polymer coated fence and components shall be in compliance with ASTM F668, ASTM F2452, ASTM F1043, ASTM F1664, ASTM F1665 and ASTM F626.
Color shall be as per ASTM F934 and provided to Owner for approval. For clarity, cattle fencing is excluded as it does not need to be green.

Attachments to support proposed change:
    Attachment 1, Mark-up of drawing number RG-BL-000-CSA-DWG-00738, Rev. 00
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 152,299,469
3)    The Contract Price prior to this Change Order was    $8,810,579,469
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $_____[***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    355,968
7)    The new Contract Price including this Change Order will be    $8,810,935,437

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the

1

Exhibit 10.57
Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00014_SC00020 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00014_SC00020 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFOContractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00016) (Contractor Change Number: SC00021)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: SITE PERMANENT BUILDING CHANGES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

All Work required in respect of the building size changes as summarized below. Also, note the removal of the Canteen, Visitors and Training Center from the Scope of Work.

Note: for completeness, buildings examined and determined to be adequately sized are listed as zero delta, or no change, and are not part of this change order.

[***]

See the following Attachments for additional details:

    Attachment 1, Schedule A-1. Scope of Work, Section 6.0 Redline (page 16)
    Attachment 2, Schedule A-1. Scope of Work, Appendix A-7 Redline
    Attachment 3, Schedule A-2, Basis of Design, Section 6.2.11 Redline
    Attachment 4, Schedule A-2, Basis of Design, Section 16.2 Redline
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 152,655,43
3)    The Contract Price prior to this Change Order was    $8,810,935,437
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $ [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $ 25,958,002
7)    The new Contract Price including this Change Order will be    $8,836,893,439

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

3

Exhibit 10.57
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00016_SC00021 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00016_SC00021 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: Update SOW and BOD to reflect deletion of Canteen Building.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

14

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00015) (Contractor Change Number: SC00024)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

3

Exhibit 10.57

TITLE: CLEAN AGENT FIRE SUPPRESSION IN SUBSTATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall update Fire Protection Basis of Design (26251-100-3BD-U04-00001/RG-BL-000-PSA-DES-00002); Section 16.1.1; Table 1.c Rooms Containing Clean Agent Fire Protection Systems to add the fire suppression to the substations, or electrical rooms, as the case may be, listed below in Table-1, Clean Agent Fire Suppression Additions.
Contractor shall perform all Work required to comply with FERC Order Condition 109, which requires clean agent fire suppression systems for substations (which was not originally included in the Project), and as further set forth herein. Owner letter to Contractor, RG-NTD-000-PM-LET-00053, directed Contractor to prepare a change impact assessment in support of a change order for inclusion of clean agent systems in substations. As a result of the change impact assessment, the cost to provide the required clean agent fire protection system for each of the affected buildings is listed in Table-1, Clean Agent Fire Suppression Additions, below.

Table-1, Clean Agent Fire Suppression Additions

Building No.	Building Name	Aggregate Equipment Price	Aggregate Labor and Skills Price	Total Price
0SS-8005	EDG 1 and Firewater Substation	$ [***]	$ [***]	$ 870,077
0SS-8076	BOG Substation	$ [***]	$ [***]	$ 845,484
0SS-8070	Utility Substation	$ [***]	$ [***]	$ 870,050
0SS-8197	Central Control Building Substation	$ [***]	$ [***]	$ 621,790
0A-7091	Jetty Monitoring Building	$ [***]	$ [***]	$ 761,593
0SS-4001-1&2	Main Intake Substation	$ [***]	$ [***]	$ 392,477
1SS-1410A & B	Train 1 Refrig Compressor E-House	$ --	$ --	$ --
2SS-1410A & B	Train 2 Refrig Compressor E-House	$ --	$ --	$ --
	Totals	$ [***]	$ [***]	$ 4,361,469
Note: Table references Electrical Building List, RG-BL-000-ELE-LST-00003, Rev. 00A. Attachments to support this Change Order:
    Attachment 1, Owner Letter RG-NTD-000-PM-LET-00053
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 178,613,439
3)    The Contract Price prior to this Change Order was    $8,836,893,439
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5) The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total price Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    4,361,469
7)    The new Contract Price including this Change Order will be    $8,841,254,908

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

2

Exhibit 10.57
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00015_SC00024 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00015_SC00024 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.
This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

3

Exhibit 10.57

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00034) (Contractor Change Number: SC00027)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: PERIMETER FENCE LIGHTING PER FERC REQUIREMENTS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

FERC Order Condition 98 requires lighting along the perimeter security fencing. Contractor’s scope did not originally include lighting along the security fencing. Owner letter to Contractor, RG-NTD-000-PM-LET-00053 (26251-100- L20-GAM-00022), directed Contractor to prepare a change impact assessment in support of a change order to add lighting along the perimeter security fencing in compliance with FERC Order Condition 98. The below listing of drawings reflect such new scope for perimeter lighting, and are in accordance with RFI RB-BL-GRI-GAM-00109 (26251-100-GRI-GAM-00109). Contractor to provide all Work as a result of such changes to scope.

[***]

Attachments to support proposed change:

    Attachment 1, Schedule A-2, Basis of Design, Section 16.3 Redline
    Attachment 2, Owner Letter RG-NTD-000-PM-LET-00053 (262515-100-L20-GAM-00022)
    Attachment 3, Contractor RFI RG-BL-GRI-GAM-00109 (26251-100-GRI-GAM-00109)
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 182,974,908
3)    The Contract Price prior to this Change Order was    $8,841,254,908
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    8,718,122
7)    The new Contract Price including this Change Order will be    $8,849,973,030

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

2

Exhibit 10.57
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00034_SC00027 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.
Impact on Maximum Cumulative Payment Schedule:
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00034_SC00027 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: Section 16.3 to be updated as indicated in Attachment 1 to this Change Order EC00034_SC00027.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00038)
(Contractor Change Number: SC00033)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: UNIT 64 DRINKING WATER SYSTEM CHANGE TO MINIMUM SUPPLY PRESSURE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1)    Per RFI RG-BL-GRI-GAM-00117, Rev. 2 (item #1 of the original query description) the potable water system (Unit 64) battery limit condition is 40 psig (minimum). This is a change from 87 psig (minimum) as defined in the Battery Limit Schedule, 195910-000-PR-SH-1001. As a result of the reduction in potable water supply pressure, required design changes include:
    Adjustment of line sizes and valving as required to deliver water from the battery limit to each of T- 6305, T-6401, and T-7605 with consideration of the revised supply pressure.
    Supplying all potable water users directly from the plant drinking water pumps, P-6401A/B, to ensure sufficient pressure at each user. The sizes of P-6401A/B are increased accordingly.
    Addition of piping as required to connect P-6401A/B to all users; and
2)    Per RFI-RG-BL-GRI-GAM-00117, Rev. 2 (item #2 of the original query description) concerns were raised about the water quality in the potable water tank. To address the water quality in the potable water tank, required design changes include:
    Addition of a cross-over line from potable water pumps to the service water tank to ensure minimum turnover of water in the potable water tank.
For clarity, item# 3 of the original query description in RFI RG-BL-GRI-GAM-00117, Rev. 2 is not in the scope of this Change Order.

Contractor to provide all Work required as a result of changes described in items 1 and 2 above. Attachments to support proposed change:
    Attachment 1, Contractor RFI RG-BL-GRI-GAM-00117, Rev 2
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 191,693,030
3)    The Contract Price prior to this Change Order was    $8,849,973,030
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order by the amount of    $    1,388,371
7)    The new Contract Price including this Change Order will be    $8,851,361,401

2

Exhibit 10.57

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00038_SC00033 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00038_SC00033 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

1

Exhibit 10.57

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00033)
(Contractor Change Number: SC00034)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: INCREASE SOME HAZARDOUS LINE SIZES BASED ON UPATED PHAST MODELING
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Select three (3)- and four (4) -inch lines and associated valves containing hazardous fluids are increased to six inches NPS to reduce the size of the postulated single accidental leakage source (“SALS”) value as determined in accordance with PHMSA guidelines and as set forth herein. This as an Owner RFI NTD-BL-RFI-000028 initiated a vapor dispersion review associated with an updated Siting Analysis, and due to hydraulic limitations, 3- and 4-inch line and valve sizes were increase to 6 inches instead of being reduced to 2 inches. Line and valve changes are summarized in the attached Line and Valve Change Summary Table.

Attachments to support proposed change:

    Attachment 1, Owner RFI NTD-BL-RFI-000028
    Attachment 2, Line and Valve Change Summary Table
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 193,081,401
3)    The Contract Price prior to this Change Order was    $8,851,361,401
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    940,658
7)    The new Contract Price including this Change Order will be    $8,852,302,059

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

3

Exhibit 10.57
Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00033_SC00034 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00033_SC00034 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00001)
(Contractor Change Number: SC00035)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: UPDATE CONTRACT ATTACHMENT B, SCHEDULE B-1
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

    Schedule B-1 to the Agreement is deleted and replaced with Schedule B-1 (Rev. 1) attached hereto.

Attachments to support this Change Order Form:

    Attachment 1, Schedule B-1 (Rev 1) Outline of Owner Document Submittal Requirements for Review or Information
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 194,022,059
3)    The Contract Price prior to this Change Order was    $8,852,302,059
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total price of Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0
7)    The new Contract Price including this Change Order will be    $8,852,302,059

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

2

Exhibit 10.57
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00001_SC00035 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00001_SC00035 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for the EPC of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00007) (Contractor Change Number: SC00036)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: CHANGE TO SECTION 3.18 – TIMING OF ITP APPROVALS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
1.    Article 3.18 (Quality Assurance) of the Agreement shall be revised as indicated in the redline mark-up below.

3.18 Quality Assurance. No later than thirty (30) Days after the Original Effective Date, Contractor shall submit to Owner for its review and approval, not to be unreasonably withheld, a Facility-specific quality control and quality assurance plan and an inspection plan detailing Contractor’s quality plan (“Quality Plan”) and Subcontractor source inspection plan as required by Attachment Y. ~~No later than thirty (30) Days after the Original Effective Date,~~ Contractor shall submit to Owner for its approval, not to be unreasonably withheld, detailed inspection and test plans and supporting construction procedures as required by Attachment Y. Prior to the commencement of the Work related to each Train, detailed quality assurance and quality control procedures and plans applicable to that portion of the Work shall be issued to Owner in accordance with Attachment Y. No later than thirty (30) Days after issuance of NTP, Contractor shall re-submit to Owner for its review and approval, not to be unreasonably withheld, an updated Quality Plan ~~(including detailed inspection and test plans and supporting construction procedures as required by Attachment Y)~~. Owner’s review and approval of Contractor’s Quality Plan, Subcontractor source inspection plan, detailed construction inspection and test plans and supporting construction procedures, and detailed quality assurance and quality control procedures and plans shall in no way relieve Contractor of its responsibility for performing the Work in compliance with this Agreement. As part of such plans, Contractor agrees that it shall keep a daily record of inspections performed, and Contractor shall make available at the Site for Owner’s and Lender’s (including Independent Engineer) review a copy of all such inspections.

2.    Attachment Y (Quality Plan Requirements) of the Agreement; Section 5.2 Inspection and Test plans – The first paragraph shall be revised as indicated in the redline mark-up below.

Inspection and test plans (“ITPs”) shall be prepared by Contractor for the Work. An ITP is a document which shall detail the required inspection points and test plans and supporting construction procedures for both the Contractor and Owner for each portion of the Work. Contractor shall submit each ITP ~~for~~ to Owner for approval ~~at least~~ [***] ([***]) Days ~~after NTP~~ prior to commencement of associated activities.
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 194,022,059
3)    The Contract Price prior to this Change Order was    $8,852,302,059
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total price of Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0

Exhibit 10.57
7)    The new Contract Price including this Change Order will be    $8,852,302,059

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00007_SC00036 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00007_SC00036 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

1

Exhibit 10.57

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00021) (Contractor Change Number: SC00038)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: DEDUCT P-ATON AT TURNING BASIN; INSTALL P-ATON BEACON ON NEARBY USCG ATON (REAR RANGE E)

The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Eliminate from the EPC Scope of Work design and installation of the private aid to navigation structure that was to be placed off the southeast corner of the turning basin. This aid is referenced as “New Aid to Navigation Light “A” FL Y 2.5a” on drawing 195910-000-MFNL-DR-1020-000, Aids to Navigation Plan.

The light on the eliminated structure shall be placed by Contractor on the “New E Range Rear Light Structure” also referenced on drawing 195910-000-MFNL-DR-1020-000, Aids to Navigation Plan.
Attachments to support this Change Order Form:
    Attachment 1, Scope of Work, Section 15.10.2 Redline
    Attachment 2, Aids to Navigation Plan, 195910-000-MFNL-DR-1020; Rev. A, 12-08-17
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 194,022,059
3)    The Contract Price prior to this Change Order was    $8,852,302,059
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $    [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $(643,367)
7)    The new Contract Price including this Change Order will be    $8,851,658,692

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

2

Exhibit 10.57

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00021_SC00038 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00021_SC00038 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design:
Marine Facilities Basis of Design, Section 5.13, Navigation Aids, requires update
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00039)
(Contractor Change Number: SC00040)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: PERIMETER, SECURITY, AND CATTLE FENCING
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work necessary to add fencing, lighting, access, and security measures to the Material Offloading Facility (MOF) area as follows:

1.    Increase length of chain link and welded mesh security fences by approximately 800 feet as detailed in the sketch below, and add the associated fiber optic intruder detection system, lighting, communications, access, and camera coverage, including:
a.    Six additional 30’ steel lighting poles with perimeter lighting
b.    Two additional cameras for security
c.    One 50-foot manual sliding security gate
d.    One intercom for communication
e.    One turnstile with access control
2.    Increased length of cattle fence

The change at the MOF is detailed in the following excerpt from Contractor drawing 26251-100-CG-0000-00103.

[***]

Attachments to support proposed change:
    Attachment 1, Schedule A-2, Basis of Design, Section 16.3 Redline
    Attachment 2, Overall Site Plan, Original Fencing Basis
    Attachment 3, Overall Site Plan, New Fencing Basis

2

Exhibit 10.57

Note, Owner is receiving a credit for the elimination of the chain link fence from the MOF to Rio Bravo metering station along west side of the levee.
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 193,378,692
3)    The Contract Price prior to this Change Order was    $8,851,658,692
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this change order in the amount of    $    919,951
7)    The new Contract Price including this Change Order will be    $8,852,578,643

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00039_SC00040 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00039_SC00040 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: See attached Markup of Basis of Design

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

1

Exhibit 10.57
[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00025
Contractor Change Number: SC00041
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: LNG TANK FLOOR TOLERANCE RELAXATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
The Parties have agreed to relax the concrete slab flatness tolerances for LNG Storage Tanks 1 and 2 as follows:
    With reference to Table 20-3 of the ITB LNG Tank Specification document 195910-000-PP-SP-0001 Rev. F, the requirements of section 3A) shall be modified to require 1/4" tolerance for the horizontal surface of the base slab inside the ring established by the diameter of the inside face of the outer tank wall and the diameter that is measured radially five feet inside that same face of the outer tank wall. All other areas of the base slab shall have a 1/2" tolerance over any 10ft measurement per Table R4.8.4 in ACI117 for Conventional floor classification.
    With reference to Table 20-3 of the ITB document 195910-000-PP-SP-0001 Rev. F, the requirements of section 4) shall be modified to require ACI 376 Section 11.2.1 tolerances (+1/2" to -1/4" for the wall and
+1/2” to -1/2" for the roof).

Attachments to support this Change Order:
    Attachment 1, RFI # 26251-100-GRI-GAM-00105/ RG-BL-GRI-GAM-00105 Rev. 01R

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 194,298,643
3)    The Contract Price prior to this Change Order was    $8,852,578,643
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total Aggregate Equipment, Labor and Skills price will be unchanged
by this Change Order in the amount of    $    0
7) The new Contract Price including this Change Order will be    $8,852,578,643

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Exhibit 10.57
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A

Impact on Maximum Cumulative Payment Schedule: N/A

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00029) (Contractor Change Number: SC00042)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: SEAM WELDED PIPE MINIMUM LINE SIZE REDUCED FROM 24 TO 16 INCHES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Contractor shall perform all Work necessary to modify the piping system specifications and design to allow the use of seam-welded pipe for carbon steel and low-temperature carbon steel for sizes of 16 inches in diameter, or greater.

The pipe specifications to be updated are listed in Attachment 1 to this Change Order EC00029_SC00042. Attachments to support this change:
    Attachment 1, Specifications Requiring Updates from Schedule A-2, Basis of Design, Appendix 5 – Reference Documents and Inputs
    Attachment 2, Request for Information; 26251-100-GRI-GAM-00094, Rev. 00R

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 194,298,643
3)    The Contract Price prior to this Change Order was    $8,852,578,643
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $[***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $(738,905)
7)    The new Contract Price including this Change Order will be    $8,851,839,738

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Exhibit 10.57
1
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00029_SC00042 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00029_SC00042 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design:
See listing of specifications requiring updates provided in Attachment 1 to this Change Order EC00029_SC00042

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for the EPC of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00024) (Contractor Change Number: SC00043)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

Exhibit 10.57

TITLE: REMOVE CRYOGENIC COATING (PERLITE) ON LNG SPILL TRENCHES AND IMPOUNDMENT BASINS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Eliminate cryogenic insulating coating from the LNG containment trenches as proposed via Contractor’s RFI RG- BL-GRI-GAM-00057 (26251-100-GRI-GAM-00057) and RFI RG-BL-GRI-GAM-00139 (26251-100-GRI-GAM-
00139) and agreed to by Owner, therefore LNG containment trenches will no longer require a cryogenic coating and are to be made of normal weight concrete.

Attachments to support proposed Change Order:
    Attachment 1 – Request for Information - RG-BL-GRI-GAM-00057 (26251-100-GRI-GAM-00057)
    Attachment 2 – Request for Information - RG-BL-GRI-GAM-00139 (26251-100-GRI-GAM-00139)
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 193,559,738
3)    The Contract Price prior to this Change Order was    $8,851,839,738
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $ [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $ (3,437,614)
7)    The new Contract Price including this Change Order will be    $8,848,402,124

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00024_SC00043 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00024_SC00043 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A

Exhibit 10.57
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00040) (Contractor Change Number: SC00045)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: FENCING REDUCTION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Reduce Facility interior fencing inside of the security perimeter fencing and remove fencing around the Rio Bravo Pipeline custody metering station, LNG and Condensate Truck Loading Bays, Central Control Building, and Nitrogen area from Contractor’s scope. See Attachment 1 depicting fencing to be removed from Contractor’s scope.

Attachments to support this Change Order:

    Attachment 1, Overlay of ITB Site Plan 195910-000-PI-DR-1001 with Latest Design Deliverable RG-BL- 000-PIP-PP-00001
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 190,122,124
3)    The Contract Price prior to this Change Order was    $8,848,402,124
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of    $ (1,057,744)
7)    The new Contract Price including this Change Order will be    $8,847,344,380

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):

2

Exhibit 10.57
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00040_SC00045 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00040_SC00045 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00056) (Contractor Change Number: SC00046)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: ADD PROVISIONS FOR SPARE KNOCK-OUT DRUMS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Add tie-in provisions to accommodate a future common spare flare knockout drum to service either the wet flare or the dry flare systems for Trains 1, 2 & 3. The tie-ins are designed based on the future spare knockout drum vapor outlet being routed to Flare 2 (B-6210B and B-6220B) only. This change order is limited to the tie-in provisions required for the future interconnection between the flare headers, the flare knock-out drums (0V-6202 and 0V- 6204), the Dry Liquid Blow Vessel (0V-6203) and the future common spare flare knock-out drum. The sizing basis for the spare knock-out drum is the same as the dry flare sizing basis without the train start-up case.

The following changes are considered in this change:

1)    Tie-ins with isolation valves for future connection Attachments to support this Change Order:
    Attachment 1, Design Engineering Change Notice, document 26251-100-M6N-DK-00089, P&ID mark-ups
    Attachment 2, Site Plan Markup for Future Spare Knock-out Drum (KOD)
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 189,064,380
3)    The Contract Price prior to this Change Order was    $8,847,344,380
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $    1,706,604
7)    The new Contract Price including this Change Order will be    $8,849,050,984

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

2

Exhibit 10.57
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00056_SC00046 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00056_SC00046 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00057) (Contractor Change Number: SC00047)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: INCREASE BLAST REQUIREMENTS ON THE MAIN INTAKE SUBSTATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

[***]

Owner requires Contractor to provide the Main Intake Station (Building Number 0SS-4001-1) with 2.0 psig blast rating, a 200-ms duration and medium damage response. The ABB cost adder of U.S.$ [***] for this change is provided in Amendment 1 to Option Framework Agreement (attached with Attachment 1 hereto). If a supplier other than ABB is selected to supply the Main Intake Station (Building Number 0SS-4001-1), such equipment shall be provided with a 2.0 psig blast rating, a 200-ms duration and medium damage response. The total adjustment to Contract Price for this Change Order, indicated in Line 6 below, includes the ABB Cost adder, Contractor’s freight, insurance, contingency and fee, all having been escalated by [***]% as shown in Pricing and Schedule Refresh #2, dated August 31st, 2022.
Attachments to support this Change Order:
    Attachment 1, Owner Letter RG-NTD-000-PM-LET-00065, dated September 14, 2020
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 190,770,984
3)    The Contract Price prior to this Change Order was    $8,849,050,984
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    101,073
7)    The new Contract Price including this Change Order will be    $8,849,152,057

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

2

Exhibit 10.57

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00057_SC00047 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00057_SC00047 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00019) (Contractor Change Number: SC00022)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: REMOVE TOE ARMOR – NO SLOPE PROTECTION BELOW 15 FT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Remove toe armor completely from design and construction scopes. Therefore, the RGLNG facility will not have shore protection below (-)15 feet (NAVD88). Shoreline protection at (-)15 feet (NAVD88) and above is unchanged.

Reference Documents:

    RG-BL-000-MAR-PLN-00002, LNG Jetty Shore Protection Plan
    RG-BL-000-MAR-DWG-00025, Rev 00A, LNG Berth Area Shore Protection Reference Plan
    RG-BL-000-MAR-DWG-00026, Rev 00A, LNG Berth Area Shore Protection Sections 1 Attachments to support this Change Order Form:
    Attachment 1, Schedule A-1, Scope of Work, Section 15.10.2 Redline
    Attachment 2, RG-BL-000-MAR-DWG-00025, Rev 00A, LNG Berth Area Shore Protection Reference Plan (Markup)
    Attachment 3, RG-BL-000-MAR-DWG-00026, Rev 00A, LNG Berth Area Shore Protection Sections 1 (Markup)
    Attachment 4, Schedule A-2, Basis of Design, Section 12.3 Redline
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 190,872,057
3)    The Contract Price prior to this Change Order was    $8,849,152,057
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $ [***]
6)    The Total Aggregate Equipment, Labor and Skills Price will be decreased by this
Change Order in the amount of    $ (11,168,164)
7)    The new Contract Price including this Change Order will be    $8,837,983,893

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

2

Exhibit 10.57
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00019_SC00022 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00019_SC00022 will be incorporated in Change Order EC00068_SC00057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: Section 12.3 to be updated pursuant to Attachment 4 markup

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00070 Contractor Change Number: SC0054
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

Exhibit 10.57
TITLE: NTP DELAY ESCALATION – A-3 CHANGE ORDERS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Contractor delivered to Owner the Pricing and Schedule Refresh #2 on August 31, 2022, having pricing for each of the Change Orders set forth in Schedule A-3 (“Schedule A-3 Change Orders”), each price being valid through December 15th, 2022.

The Parties executed the Schedule A-3 Change Orders on July 13, 2023 with the price and schedule defined in Pricing and Schedule Refresh #2. As the price of executed Schedule A-3 Change Orders have no escalation or market price adjustment for the period between December 15th, 2022 and July 13, 2023 the Parties agree to an aggregated Contract Price adjustment to incorporate escalation in Schedule A-3 Change Orders based on Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal) dated May 1st 2023 provided as Attachment 1.

CHANGE
Reference Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal), per Item #2 of the table of Section 2, which estimates the price validity changes at $9,000,000, the Contract Price shall be adjusted by an increase of $8,620,000 to capture a cumulative, total increase to Schedule A-3 Change Orders listed in Table 1 below.

Table 1 - Schedule A-3 Change Orders

Exhibit 10.57

Owner Change Number	Contractor Change Number	Description
EC00005	SC00003	3% Production Capacity Increase
EC00003	SC00005	Revert Refrigeration Compressors to Table-Tops with Shelters and Cranes
EC00012	SC00008	Additional cameras, crash barriers required by FERC
EC00017	SC00013	APCI white paper changes - Parallel Compressor Guidelines - Control logic upgrades. Requirements for stable operation of the parallel strings.
EC00013	SC00015	AEP - impact to Site plan (footprint)
EC00002	SC00016	Nitrogen Package Scope from ND to Bechtel
EC00020	SC00019	Transfer scope - Existing USCG nav aid demolition from Bechtel and assign to dredger
EC00014	SC00020	Change fences visible to the public from Hwy 48 to green as requested by SPI mayor (except cattle fence)
EC00016	SC00021	Site Permanent Building Changes
EC00015	SC00024	Clean agent fire suppression in substations per FEIS requirements
EC00034	SC00027	Perimeter Fence Lighting per FERC requirement
EC00038	SC00033	Unit 64 Drinking Water System change to min. supply pressure
EC00033	SC00034	Increase some hazardous fluid line sizes based on updated PHAST modeling and resultant vapor dispersion
EC00001	SC00035	Update contract attachment B (Schedule B-1)
EC00007	SC00036	Bechtel EPC Agreement change to Section 3.18 - timing of ITP approvals
EC00021	SC00038	Deduct P-ATON at turning basin from scope; install P-ATON beacon on nearby USGC ATON (Rear Range E) in Bechtel's scope
EC00039	SC00040	Perimeter, Security, and cattle fencing
EC00025	SC00041	LNG Storage Tank - Concrete Outer Tank Construction Tolerance Relaxation
EC00029	SC00042	Seam Welded Pipe Minimum Line Size Reduced from 24 to 16 Inches
EC00024	SC00043	Remove Cryogenic Coating (Perlite) on LNG Spill Trenches and Impoundment Basins
EC00040	SC00045	Fencing Reduction
EC00056	SC00046	Add provisions for spare knock out drums.
EC00057	SC00047	Increase blast requirements on the Main Intake Substation
EC00019	SC00022	Remove Toe Armor, no slope protection below 15

Attachments to support this Change Order:
Attachment 1 - Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal) dated May 1st 2023.
Adjustment to Contract Price
1.    The original Contract Price was    $8,658,280,000
2.    Net change by previously authorized Change Orders (See Appendix 1)    $ 179,703,893
3.    The Contract Price prior to this Change Order was    $8,837,983,893
4.    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5.    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6.    The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $    8,620,000
7.    The new Contract Price including this Change Order will be    $8,846,603,893

Exhibit 10.57

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00070_SC0054 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

Exhibit 10.57
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00070_SC0054 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00011
Contractor Change Number: SC00007
EFFECTIVE DATE OF CHANGE ORDER:
July 14, 2023

Exhibit 10.57

TITLE: TEMPORARY WATER - NTP+[***]
BACKGROUND
Per Attachment V (Owner Furnished Items) of the Agreement, Item 5, Owner is to furnish, “installation of a fresh water supply line and tie-in point completed” at NTP+[***] ([***] Days). Owner anticipates the fresh water supply line and tie-in point will be available to Contractor at approximately the end of the 10th month following NTP. Therefore, Parties agree Contractor will perform the Work required to establish temporary infrastructure to deliver water required for the Work until the fresh water supply line and tie-in point becomes available. If Owner fails to furnish a fresh water supply line and tie-in point before the end of NTP+[***]months, Owner may request in writing to extend the duration of Contractor provided water supply through NTP + [***]months. If Owner fails to furnish a fresh water supply line and tie-in point before the end of NTP+[***]months, Contractor shall be entitled to a subsequent Change Order. The Parties agree Contractor may utilize barges or trucks as necessary to support the planned work and the water transportation activities may be performed 24 hours per Day, 7 Days per week.
Owner shall pay Contractor on a lump sum basis to construct the temporary infrastructure. Owner shall be responsible for costs, on a provisional sum basis, beginning on Day [***] following NTP, for the transportation costs of delivering water via such temporary infrastructure, the fixed monthly costs to operate such temporary infrastructure, and any incremental cost for water (based on water unit rates provided by the Port of Brownsville) that Contractor is required to obtain from sources other than the Port of Brownsville.

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.    [***]

2.    [***]

3.    [***]

4.    [***]

5.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – Append the Baseline Schedule C-2 Payment Milestones as indicated in Attachment 1 to this Change Order.

6.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 as provided in Attachment 2 to this Change Order.

7.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.

Exhibit 10.57
Attachments to support this Change Order:
Attachment 1 – Payment Milestones to be appended to Baseline Schedule C-2 Payment Milestones Attachment 2 – First Amended Schedule C-3 – (Maximum Cumulative Payment Schedule), as updated by this Change Order
Attachment 3 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 188,323,893
3)    The Contract Price prior to this Change Order was    $8,846,603,893
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $ 12,205,000
7)    The new Contract Price including this Change Order will be    $8,858,808,893

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

Additional payment milestones as provided in Attachment 1 - Payment Milestones to be appended to Baseline Schedule C-2 Payment Milestones

Replacement of the Maximum Cumulative Payment Schedule as provided in Attachment 2 – First Amended Schedule C-3 – (Maximum Cumulative Payment Schedule), as updated by this Change Order.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

Exhibit 10.57
[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00036
Contractor Change Number: SC0062
EFFECTIVE DATE OF CHANGE ORDER:
July 17, 2023

TITLE: SHORELINE RESTORATION
BACKGROUND
[***]
Changes to the Rely Upon Information have been established and pursuant to Article 6.2A.9 the Contract Price shall be adjusted. To reduce costs and optimize the use of soil materials on the Site, Contractor will construct the levee in accordance with the revised levee plans and sections included in Attachment 3 (Modified Levee Drawings) to this Change Order and will perform excavation, or dredging, of the Berth pocket and Turning Basin down to -15ft NAVD88.

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:
1.    Attachment A, Schedule A-1; Scope of Work – Section 10.2.4, item 5 shall be amended as noted in red- line in Attachment 5 – Schedule A-1, Scope of Work, Section 10.2.4(5) Red-Line Mark-up
2.    Attachment A, Schedule A-2; Basis of Design – Section 16.1.2 shall be amended as noted in red-line in Attachment 6 – Schedule A-2, Scope of Work, Section 16.1.2 Red-Line Mark-up
3.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 7 to this Change Order.
4.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – Append the Baseline Schedule C-2 Payment Milestones as indicated in Attachment 8 to this Change Order.
5.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 as provided in Attachment 9 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – Shoreline Survey Report – Part 1 / Part 2
Attachment 2 – Shoreline Quantity Summary
Attachment 3 – Modified Levee Drawings
Attachment 4 – Dredging and Shore Protection Drawings

Exhibit 10.57
Attachment 5 – Schedule A-1, Scope of Work, Section 10.2.4(5) Red-line Mark-up
Attachment 6 – Schedule A-2, Basis of Design, Section 16.1.2 Red-line Mark-up
Attachment 7 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order Attachment 8 – Payment Milestones to be appended to Baseline Schedule C-2 Payment Milestones Attachment 9 – First Amended Schedule C-3 – (Maximum Cumulative Payment Schedule), as updated by this Change Order.
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 200,528,893
3)    The Contract Price prior to this Change Order was    $8,858,808,893
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $ 12,000,000
7)    The new Contract Price including this Change Order will be    $8,870,808,893

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

Additional payment milestones as provided in Attachment 8- Payment Milestones to be appended to Baseline Schedule C-2 Payment Milestones.

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 9.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: As reflected in Attachment 6 included to this Change Order.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: Impact to Scope of Work as reflected in Attachment 5 to this Change Order.

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

Exhibit 10.57
[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER FORM
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 1&2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00074 Contractor Change Number: SC0067
EFFECTIVE DATE OF CHANGE ORDER:
July 17, 2023

Exhibit 10.57

TITLE: ADDITIONAL LNG BERTH (JETTY 2)
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Pursuant to Article 7.1B.3. and Attachment GG (Additional Work Options) to the Agreement, Owner elects to add a second jetty (“Jetty 2”) as described in Schedule A-1, Scope of Work, Rev. 003 and Schedule A-2, Basis of Design, Rev. 003 from the Amended and Restated Fixed Price Turnkey Agreement for Trains 1 & 2. The addition of Jetty 2 will enable the hook-up of 2 LNG carriers at the same time, and once a third tank is added with associated loading pumps installed, allows increased total vessel loading rates. For the Jetty 2 scope, the Contract Price will be adjusted by the amount defined in the First Amended Schedule C-4 (Additional Work Options Pricing) of the Agreement. This pricing did not include the clean agent fire protection systems in the Jetty 2 monitoring building which is required to comply with FERC Order Condition 109.

CHANGE
1.    Addition of Jetty 2 – Contractor shall perform all Work necessary to add Jetty 2 as described in Attachment A, Schedule A-1, Rev. 003 and Schedule A-2, Rev. 003 from the Amended and Restated Fixed Price Turnkey Agreement for Trains 1 & 2. The scope of Jetty 2 (or Berth 2), also referenced in FEED deliverables as Option C, is indicated on drawing 195910-000-PI-DR-1003 showing scope options beyond the Facility. The Contract Price adjustment for this change is $259,470,000.
Contractor shall perform all Work necessary, including updating the Fire Protection Basis of Design (26251- 100-3BD-U04-00001/RG-BL-000-PSA-DES-00002); Section 16.1.1; Table 1.c Rooms Containing Clean Agent Fire Protection Systems, to add a clean agent fire protection system required to comply with FERC Order Condition 109 to the electrical room in Jetty Monitoring Building 2 (0A-7092). The Contract Price adjustment for this change is $761,593.
2.    [***].
3.    [***] – [***]. The Contract Price adjustment for this change is ($2,049,569).

Attachments:
Attachment 1 – Redline of Attachment A, Schedule A-1 Scope of Work, Appendix A-3: Priced Option Jetty 2 Attachment 2 – First Amended Attachment KK (as updated by this Change Order)
Attachment 3 – Contract Price Adjustment Calculation for Commodity Adjustments in Attachment KK.

45045406v2    D-1-1
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 212,528,893
3)    The Contract Price prior to this Change Order was    $8,870,808,893
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $ [***]
6)    The total price of Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $ 258,182,024
7)    The new Contract Price including this Change Order will be    $9,128,990,917

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

Exhibit 10.57

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00074_SC0067 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00074_SC0067 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $68,637,088 to $70,796,036, an incremental increase of $2,158,948.

Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

D-1-2

Exhibit 10.57
Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00066 Contractor Change Number: SC0055
EFFECTIVE DATE OF CHANGE ORDER:
July 17, 2023

Exhibit 10.57

TITLE: NTP TRUE UP FOR [***]
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

CHANGE

1.    Contract Price - Pursuant to Article 7.1B.5. and the First Amended Attachment KK of the Agreement, the Contract Price is adjusted to account for [***].

2.    [***].
Attachments to support this Change Order:
    Attachment 1 – Updated Quote, [***] dated July 12, 2023
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 470,710,917
3)    The Contract Price prior to this Change Order was    $9,128,990,917
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of    $(6,822,768)
7)    The new Contract Price including this Change Order will be    $9,122,168,149

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00066_SC0055 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00066_SC0055 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Exhibit 10.57
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $70,796,036 to $70,319,156, a decrease of $476,880.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00064
Contractor Change Number: SC0056
EFFECTIVE DATE OF CHANGE ORDER:
July 19, 2023

Exhibit 10.57

TITLE: NTP CONTRACT PRICE ADJUSTMENT FOR FOREIGN CURRENCY
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
[***]

Attachments to support this Change Order:
    Attachment 1 – Euro Exchange Rate; [***] – Bloomberg FX Fixings
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 463,888,149
3)    The Contract Price prior to this Change Order was    $9,122,168,149
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $ 29,063,474
7)    The new Contract Price including this Change Order will be    $9,151,231,623

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00064_SC0056 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00064_SC0056 will be incorporated in Change Order EC00068_SC0057 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Exhibit 10.57
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $70,319,156 to $72,558,610, an incremental increase of $2,239,454.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Exhibit 10.57
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00068
Contractor Change Number: SC0057
EFFECTIVE DATE OF CHANGE ORDER:
August 11, 2023

Exhibit 10.57

TITLE: ATTACHMENT C UPDATE

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00068_SC0057.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

Exhibit 10.57

Owner Change Number	Contractor Change Number	Description
Section A – Change Orders Executed Prior to NTP
EC00062 rev. 1	SC0058 rev. 1	High Value Order True-Up (ABB, Virginia Transformer)
EC00088	SC0068	High Value Order True-Up - Final
EC00095	SC0069	Attachment KK Baseline Index Value Updates
Section B – Change Orders Executed Post NTP and Included in Attachment A, Schedule A-3
EC00005	SC00003	3% Production Capacity Increase
EC00003	SC00005	Revert Refrigeration Compressors to Table-Tops with Shelters and Cranes
EC00012	SC00008	Additional cameras, crash barriers required by FERC
EC00017	SC00013	APCI white paper changes - Parallel Compressor Guidelines
EC00013	SC00015	AEP - impact to Site plan (footprint)
EC00002	SC00016	Nitrogen Package Scope from NextDecade to Bechtel
EC00020	SC00019	Transfer scope - Existing Nav-Aid Demo from Bechtel to Dredger
EC00014	SC00020	Change Fences Visible from Hwy 48 to Green
EC00016	SC00021	Site Permanent Building Changes
EC00015	SC00024	Clean Agent Fire Suppression in Substations
EC00034	SC00027	Perimeter Fence Lighting per FERC requirement
EC00038	SC00033	Unit 64 Drinking Water System Change to Minimum Supply Pressure
EC00033	SC00034	Increase Some Hazardous Line Sizes based on Updated PHAST Modeling
EC00001	SC00035	Update Contract Attachment B, Schedule B-1
EC00007	SC00036	Change to Section 3.18 - Timing of ITP approvals
EC00021	SC00038	Deduct P-ATON at turning basin from scope; install P-ATON beacon on nearby USGC ATON (Rear Range E)
EC00039	SC00040	Perimeter, Security, and cattle fencing
EC00025	SC00041	LNG Tank Floor Tolerance Relaxation
EC00029	SC00042	Seam Welded Pipe Minimum Line Size Reduced from 24 to 16 Inches
EC00024	SC00043	Remove Cryogenic Coating (Perlite) on LNG Spill Trenches and Impoundment Basins
EC00040	SC00045	Fencing Reduction
EC00056	SC00046	Add provisions for spare knock out drums.
EC00057	SC00047	Increase blast requirements on the Main Intake Substation
EC00019	SC00022	Remove Toe Armor, no slope protection below 15
Section C1 – Change Orders Executed Post-NTP and Not Included in Attachment A, Schedule A-3
EC00070	SC0054	NTP Delay Escalation – A-3 Change Orders
EC00074	SC0067	Additional LNG Berth (Jetty 2)
EC00066	SC0055	NTP True-up for [***]
EC00064	SC0056	NTP Contract Price Adjustment for Foreign Currency
Note 1 – Change Orders EC00011_SC0007 (Temporary Water – NTP+[***]) and EC00036_SC0062 (Shoreline Restoration) were incorporated into Attachment C upon execution.

Exhibit 10.57

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.    First Amended Attachment C, First Amended Schedule C-1 (Earned Value Contract Price Breakdown) – This schedule shall be updated per the Schedule C-1 (Earned Value Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order Attachment 2 – First Amended Schedule C-1 (Earned Value Contract Price Breakdown), as updated by this Change Order
Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Exhibit 10.57

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 492,951,623
3)    The Contract Price prior to this Change Order was    $9,151,231,623
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total Aggregate Equipment, Labor and Skills price will be unchanged
by this Change Order in the amount of    $    0
7)    The new Contract Price including this Change Order will be    $9,151,231,623

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Updates to the First Amended Appendix 1 (Contract Price Breakdown), the First Amended Schedule C-1 (Earned Value Contract Price Breakdown), the First Amended Schedule C-2 (Payment Milestones), and the First Amended Schedule C-3 – (Maximum Cumulative Payment Schedule) are provided in the attachments to this Change Order EC00068_SC0057.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’

Exhibit 10.57
duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00058
Contractor Change Number SC0052
EFFECTIVE DATE OF CHANGE ORDER:
September 22, 2023

TITLE: DESIGN OPTIMIZATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work necessary to incorporate the following design optimizations to support future Facility expansions.

1.    The following changes shall be made to the Equipment specified below in both Train 1 and Train 2. (Refer to Change Order EC00062_SC00058 Rev. 1 – High Value Order True-up which captures the Equipment costs for items a) and b) below from Contractor’s High Value Order EKL0-00001 to ABB and captures the Equipment cost for item c) below from Contractor’s High Value Order ETP0-00001 to Virginia Transformers). All other Equipment costs are captured in this Change Order.
a)    Train North Substation (1SS-8010)
Refer to Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations and Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE-BPL- 00001; Equipment Location Plan 1SS-8010 North Substation Train 1
    Increase bus rating in 34.5kV switchgear from 2000A to 2500A.
    Increase main breaker and tie breaker rating from 2000A to 2500A.
    Provide 2 spare 34.5kV breakers in 35kV switchgear.
    Reserve space for 480V Essential breaker feeders in essential MCC
b)    Train South Substation (1SS-8015)
Refer to Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations and Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE-BPL- 00001; Equipment Location Plan 1SS-8010 North Substation Train 1
    Reserve space for 480V Essential breaker feeders in essential MCC.
c)    Increase the Train North 138/34.5kV transformer rating from 80/106.7MVA to 80/106.7/133MVA.
d)    Provide additional 138kV and 35kV cable capacity to carry the load of the above increased switchgear rating.

2.    Modify the orientation of Train 1 and Train 2 Thermal Oxidizer by rotating them 180 degrees.

3.    Modify Train 1 and Train 2 sub-pipe rack foundation and steel design to allow for a potential future load based on data in the table below. Refer to Attachment 1 – Red-Line Mark-up of DWG RG-BL-100-PIP-PP-00001: Unit Plot Plan LNG Train 1.

[***]

1

Exhibit 10.57

4.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 4 to this Change Order.

5.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as indicated in Attachment 5 to this Change Order.

6.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 as provided in Attachment 6 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – Red-Line Mark-up of DWG RG-BL-100-PIP-PP-00001: Unit Plot Plan LNG Train 1
    Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations
    Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE-BPL-00001; Equipment Location Plan 1SS- 8010 North Substation Train 1
    Attachment 4 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 5 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 6 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 492,951,623
3)    The Contract Price prior to this Change Order was    $9,151,231,623
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount o    $    [***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    3,438,500
7)    The new Contract Price including this Change Order will be    $9,154,670,123

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 5.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 6. Impact on Minimum Acceptance Criteria: N/A

2

Exhibit 10.57
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00076 Contractor Change Number SC0065
EFFECTIVE DATE OF CHANGE ORDER:
December 4, 2023
TITLE: REMOVAL OF TRUCK WEIGH BRIDGES & ADDITION OF BOG CONTROL VALVES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Truck Weigh Bridge
TNQ092 was raised during FEED verification and identified a need to incorporate truck weigh bridges and scales into the condensate metering system at each loading location to achieve meter accuracy requirements and provide overfill protection and therefore two weigh bridges and scales were added to the scope. Further review determined that utilizing weigh bridges and scales is not typical and is not recommended as it will add unnecessary congestion and complexity to the area. The two weigh bridges are to be removed and manual sampling points and Coriolis meters will be installed.
Boil-Off Gas Control Valves
Flow control valves are to be added as shown in Attachment 3 to this Change Order within the battery isolation limits for Train 1 and Train 2 on the boil-off gas supply lines to the HP fuel gas system to allow for controlled distribution of boil-off gas between Train 1 and Train 2.
CHANGE

1.    Attachment A, Schedule A-1, Appendix A-6, Exhibit A-6.2 (The Bid Query Log); TNQ092 shall be updated as provided in Attachment 1 to this Change Order.

2.    Attachment A, Schedule A-1 (Scope of Work), Section 6.0 (Scope of Facilities); shall be amended to add the following sub-bullet under, ● Common Systems and infrastructure required for the operation of Train 1:
    Common weighbridge for general truck weighing services.

3.    Attachment A, Schedule A-2 (Basis of Design); shall be modified as follows:
a.    Section 10.1 – Refrigerant Storage and Purification (Unit 31); shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.
b.    Section 10.2.6 – BOG System; shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.
c.    Section 10.3 Condensate Storage and Loading (Unit 35); shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.

4.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 4 to this Change Order.

5.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the C-2 Payment Milestones as provided in Attachment 5 to this Change Order.6.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 6 to this Change Order.

2

Exhibit 10.57

Attachments to support this Change Order:
    Attachment 1 – Attachment A, Schedule A-1, Appendix A-6, Exhibit A-6.2 (The Bid Query Log) – Updated TNQ092, as updated by this Change Order.
    Attachment 2 – Attachment A, Schedule A-2 (Basis of Design), Red-Line Mark-Up of Section 10.1, Section 10.2.6, and Section 10.3
    Attachment 3 – Boil Off Gas Control Valve Addition
    Attachment 4 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 5 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 6 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 496,390,123
3)    The Contract Price prior to this Change Order was    $9,154,670,123
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $    [***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $    (740,200)
7)    The new Contract Price including this Change Order will be    $9,153,929,923

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 5.

Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 6.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: As reflected in Attachment 2 to this Change Order.
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

5

Exhibit 10.57
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.57
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00099 Contractor Change Number SC0071
EFFECTIVE DATE OF CHANGE ORDER:
December 4, 2023

2

Exhibit 10.57

TITLE: STUDY – HIGH NITROGEN FEED GAS IMPACT ON RGLNG FACILITY DESIGN
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

An engineering study will be performed to determine the impact to the current design of the RGLNG Facility when the feed gas entering the Facility has a nitrogen content (mole percent) greater than the current design basis maximum defined in Section 7.4.2 of Attachment A, Schedule A-2 (Basis of Design).

Contractor shall perform the first phase (Phase 1) of the study and provide the required deliverables in accordance with Attachment 1 (RG-NTD-000-PE-SOW-000003: Conceptual Study Scope of Work – High Nitrogen Feed Gas Impact on Rio Grande LNG Facility Design) to this Change Order. Contractor shall complete the Phase 1 scope of work within 52 days of the Effective Date of this Change Order.

CHANGE

1.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

2.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the C-2 Payment Milestones as provided in Attachment 3 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – RG-NTD-000-PE-SOW-000003: Conceptual Study Scope of Work – High Nitrogen Feed Gas Impact on Rio Grande LNG Facility Design; Rev. 01
    Attachment 2 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 495,649,923
3)    The Contract Price prior to this Change Order was    $9,153,929,923
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of     $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $    [***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    181,600
7)    The new Contract Price including this Change Order will be    $9,154,111,523

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

1

Exhibit 10.57
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.
Impact on Maximum Cumulative Payment Schedule: The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4. Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

2

Exhibit 10.57

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing